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                                                                    EXHIBIT 21.1

                 Subsidiaries of Genesis HealthCare Corporation

Entity Name                                                      Jurisdiction
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Academy Nursing Home, Inc.                                      Massachusetts
ADS Apple Valley Limited Partnership                            Massachusetts
ADS Apple Valley, Inc.                                          Massachusetts
ADS Consulting, Inc.                                            Massachusetts
ADS Danvers ALF, Inc.                                             Delaware
ADS Dartmouth ALF, Inc.                                           Delaware
ADS Group, Inc. (The)                                           Massachusetts
ADS Hingham ALF, Inc.                                             Delaware
ADS Hingham Limited Partnership                                 Massachusetts
ADS Hingham Nursing Facility, Inc.                              Massachusetts
ADS Home Health, Inc.                                             Delaware
ADS Management, Inc.                                            Massachusetts
ADS Palm Chelmsford, Inc.                                       Massachusetts
ADS Recuperative Center Limited Partnership                     Massachusetts
ADS Recuperative Center, Inc.                                   Massachusetts
ADS Reservoir Waltham, Inc.                                     Massachusetts
ADS Senior Housing, Inc.                                        Massachusetts
ADS/Multicare, Inc.                                               Delaware
ANR, Inc.                                                         Delaware
Apple Valley Partnership Holding Company, Inc.                  Pennsylvania
    (The)
Applewood Health Resources, Inc.                                  Delaware
ASL, Inc.                                                       Massachusetts
Assisted Living Associates of Berkshire, Inc.                   Pennsylvania
Assisted Living Associates of Lehigh, Inc.                      Pennsylvania
Assisted Living Associates of Sanatoga, Inc.                    Pennsylvania
Bethel Health Resources, Inc.                                     Delaware
Berks Nursing Homes, Inc.                                       Pennsylvania
Brevard Meridian Limited Partnership                              Maryland
Breyut Convalescent Center, L.L.C.                               New Jersey
Brightwood Property, Inc.                                       West Virginia
Brinton Manor, Inc.                                               Delaware
Burlington Woods Convalescent Center, Inc.                       New Jersey
Care Haven Associates Limited Partnership                       West Virginia
Carefleet, Inc.                                                 Pennsylvania
Catonsville Meridian Limited Partnership                          Maryland
Century Care Management, Inc.                                     Delaware
Chateau Village Health Resources, Inc.                            Delaware
Cheltenham LTC Management, Inc.                                 Pennsylvania
CHG Investment Corp., Inc.                                        Delaware
CHNR-I, Inc.                                                      Delaware
Colonial Hall Health Resources, Inc.                              Delaware
Colonial House Health Resources, Inc.                             Delaware
Concord Health Group, Inc.                                        Delaware
Concord Service Corporation                                     Pennsylvania
Crestview Convalescent Home, Inc.                               Pennsylvania
Crestview North, Inc.                                           Pennsylvania

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Entity Name                                                      Jurisdiction
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Crystal City Nursing Center, Inc.                                 Maryland
Cumberland Associates of Rhode Island, L.P.                       Delaware
CVNR, Inc.                                                        Delaware
Dawn View Manor, Inc.                                           West Virginia
Delm Nursing, Inc.                                              Pennsylvania
Denton Healthcare Corporation                                     Delaware
Diane Morgan and Associates, Inc.                               Pennsylvania
Dover Healthcare Associates, Inc.                                 Delaware
Easton Meridian Limited Partnership                               Maryland
Edella Street Associates                                        Pennsylvania
EIDOS, Inc.                                                        Florida
ElderCare Resources Corp.                                         Delaware
Elmwood Health Resources, Inc.                                    Delaware
Encare of Mendham, L.L.C.                                        New Jersey
Encare of Pennypack, Inc.                                       Pennsylvania
Encare of Quakertown, Inc.                                      Pennsylvania
Encare of Wyncote, Inc.                                         Pennsylvania
ENR, Inc.                                                         Delaware
Genesis ElderCare Centers - Belvedere, Inc.                       Delaware
Genesis ElderCare Centers - Chapel Manor, Inc.                    Delaware
Genesis ElderCare Centers - Harston, Inc.                       Pennsylvania
Genesis ElderCare Centers - Pennsburg, Inc.                       Delaware
Genesis ElderCare Centers I, L.P.                                 Delaware
Genesis ElderCare Centers II, L.P.                                Delaware
Genesis ElderCare Centers III, L.P.                               Delaware
Genesis Eldercare Corp.                                           Delaware
Genesis ElderCare Diagnostic Services, Inc.                     Pennsylvania
Genesis Eldercare Home Care Services, Inc.                      Pennsylvania
Genesis ElderCare Hospitality Services, Inc.                    Pennsylvania
Genesis ElderCare Living Facilities, Inc.                       Pennsylvania
Genesis Eldercare National Centers, Inc.                           Florida
Genesis ElderCare Network Services of                           Pennsylvania
    Massachusetts, Inc.
Genesis Eldercare Network Services, Inc.                        Pennsylvania
Genesis ElderCare Partnership Centers, Inc.                       Delaware
Genesis Eldercare Physician Services, Inc.                      Pennsylvania
Genesis Eldercare Properties, Inc.                              Pennsylvania
Genesis Eldercare Rehabilitation Services, Inc.                 Pennsylvania
Genesis Eldercare Staffing Services, Inc.                       Pennsylvania
Genesis ElderCare Transportation Services, Inc.                 Pennsylvania
Genesis Health Ventures of Arlington, Inc.                      Pennsylvania
Genesis Health Ventures of Bloomfield, Inc.                     Pennsylvania
Genesis Health Ventures of Clarks Summit, Inc.                  Pennsylvania
Genesis Health Ventures of Indiana, Inc.                        Pennsylvania
Genesis Health Ventures of Lanham, Inc.                         Pennsylvania
Genesis Health Ventures of Massachusetts, Inc.                  Pennsylvania
Genesis Health Ventures of Naugatuck, Inc.                       Connecticut
Genesis Health Ventures of New Garden, Inc.                     Pennsylvania
Genesis Health Ventures of Point Pleasant, Inc.                 Pennsylvania
Genesis Health Ventures of Salisbury, Inc.                      Pennsylvania
Genesis Health Ventures of Wayne, Inc.                          Pennsylvania


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Entity Name                                                      Jurisdiction
-----------                                                      ------------

Genesis Health Ventures of West Virginia, Inc.                  Pennsylvania
Genesis Health Ventures of West Virginia, Limited               Pennsylvania
    Partnership
Genesis Health Ventures of Wilkes-Barre, Inc.                   Pennsylvania
Genesis Health Ventures of Windsor, Inc.                        Pennsylvania
Genesis Healthcare Centers Holdings, Inc.                         Delaware
Genesis HealthCare Holding Company I, Inc.                        Delaware
Genesis HealthCare Holding Company II, Inc.                       Delaware
Genesis Immediate Med Center, Inc.                              Pennsylvania
Genesis of Palisado Avenue, Inc.                                 Connecticut
Genesis Properties Limited Partnership                          Pennsylvania
Genesis Properties of Delaware Corporation                        Delaware
Genesis Properties of Delaware Ltd. Partnership,                  Delaware
      L.P.
Genesis SelectCare Corp.                                        Pennsylvania
Genesis/VNA Partnership Holding Company, Inc.                   Pennsylvania
Genesis-Georgetown SNF/JV, L.L.C.                                 Delaware
Geriatric & Medical Companies, Inc.                               Delaware
Geriatric and Medical Investments Corporation                     Delaware
Geriatric and Medical Services, Inc.                             New Jersey
GeriMed Corp.                                                   Pennsylvania
GHV at Salisbury Center, Inc.                                   Pennsylvania
Glenmark Associates, Inc.                                       West Virginia
Glenmark Associates - Dawnview Manor, Inc.                      West Virginia
Glenmark Limited Liability Company I                            West Virginia
Glenmark Properties I, Limited Partnership                      West Virginia
Glenmark Properties, Inc.                                       West Virginia
GMA Partnership Holding Company, Inc.                           West Virginia
GMA-Brightwood, Inc.                                            West Virginia
GMA-Madison, Inc.                                               West Virginia
GMA-Uniontown, Inc.                                             Pennsylvania
GMC Leasing Corporation                                           Delaware
GMC-LTC Management, Inc.                                        Pennsylvania
GMS Insurance Services, Inc.                                    Pennsylvania
Governor's House Nursing Home, Inc.                               Delaware
Greenspring Meridian Limited Partnership                          Maryland
Groton Associates of Connecticut, L.P.                            Delaware
Hammonds Lane Meridian Limited Partnership                        Maryland
Health Resources of Academy Manor, Inc.                           Delaware
Health Resources of Boardman, Inc.                                Delaware
Health Resources of Bridgeton, L.L.C.                            New Jersey
Health Resources of Brooklyn, Inc.                                Delaware
Health Resources of Cedar Grove, Inc.                            New Jersey
Health Resources of Cinnaminson, Inc.                            New Jersey
Health Resources of Cinnaminson, L.L.C.                          New Jersey
Health Resources of Colchester, Inc.                             Connecticut
Health Resources of Columbus, Inc.                                Delaware
Health Resources of Cranbury, L.L.C.                             New Jersey
Health Resources of Cumberland, Inc.                              Delaware
Health Resources of Eatontown, L.L.C.                            New Jersey
Health Resources of Emery, L.L.C.                                New Jersey


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Entity Name                                                      Jurisdiction
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Health Resources of Englewood, Inc.                              New Jersey
Health Resources of Englewood, L.L.C.                            New Jersey
Health Resources of Ewing, Inc.                                  New Jersey
Health Resources of Ewing, L.L.C.                                New Jersey
Health Resources of Fairlawn, L.L.C.                             New Jersey
Health Resources of Farmington, Inc.                              Delaware
Health Resources of Gardner, Inc.                                 Delaware
Health Resources of Glastonbury, Inc.                            Connecticut
Health Resources of Groton, Inc.                                  Delaware
Health Resources of Jackson, L.L.C.                              New Jersey
Health Resources of Karmenta and Madison, Inc.                    Delaware
Health Resources of Lakeview, Inc.                               New Jersey
Health Resources of Lemont, Inc.                                  Delaware
Health Resources of Marcella, Inc.                                Delaware
Health Resources of Middletown (RI), Inc.                         Delaware
Health Resources of Morristown, Inc.                             New Jersey
Health Resources of North Andover, Inc.                           Delaware
Health Resources of Ridgewood, L.L.C.                            New Jersey
Health Resources of Rockville, Inc.                               Delaware
Health Resources of South Brunswick, L.L.C.                      New Jersey
Health Resources of Troy Hills, Inc.                             New Jersey
Health Resources of Wallingford, Inc.                             Delaware
Health Resources of Warwick, Inc.                                 Delaware
Health Resources of West Orange, L.L.C.                          New Jersey
Health Resources of Westwood, Inc.                                Delaware
Healthcare Resources Corp.                                      Pennsylvania
Helstat, Inc.                                                   West Virginia
Hilltop Health Care Center, Inc.                                  Delaware
HMNH Realty, Inc.                                                 Delaware
HNCA, Inc.                                                      Pennsylvania
Holly Manor Associates of New Jersey, L.P.                        Delaware
Horizon Associates, Inc.                                        West Virginia
Horizon Mobile, Inc.                                            West Virginia
Horizon Rehabilitation, Inc.                                    West Virginia
House of Campbell (The)                                         West Virginia
HR of Charlestown, Inc.                                         West Virginia
HRWV Huntington, Inc.                                           West Virginia
Innovative Health Care Marketing, Inc.                          Pennsylvania
Keystone Nursing Home, Inc.                                       Delaware
Knollwood Manor, Inc.                                           Pennsylvania
Knollwood Nursing Home, Inc.                                      Delaware
Lake Manor, Inc.                                                Pennsylvania
Lakewood Health Resources, Inc.                                   Delaware
Laurel Health Resources, Inc.                                     Delaware
Lehigh Nursing Homes, Inc.                                      Pennsylvania
Liberty Health Corp., Ltd.                                         Bermuda
Life Support Medical Equipment, Inc.                            Pennsylvania
Life Support Medical, Inc.                                      Pennsylvania
Lincoln Nursing Home, Inc.                                        Delaware
LRC Holding Company                                               Delaware
LWNR, Inc.                                                        Delaware


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Entity Name                                                      Jurisdiction
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Mabri Convalescent Center, Inc.                                  Connecticut
Manor Management Corp. of Georgian                              Pennsylvania
     Manor, Inc.
Marlinton Associates, Inc.                                      West Virginia
Marlinton Partnership Holding Company, Inc.                     West Virginia
Marshfield Health Resources, Inc.                                 Delaware
McKerley Health Care Center - Concord Limited                   New Hampshire
     Partnership
McKerley Health Care Center - Concord, Inc.                     New Hampshire
McKerley Health Care Centers, Inc.                              New Hampshire
McKerley Health Facilities                                      New Hampshire
Mercerville Associates of New Jersey, L.P.                        Delaware
Meridian Edgewood Limited Partnership                             Maryland
Meridian Health, Inc.                                           Pennsylvania
Meridian Healthcare Investments, Inc.                             Maryland
Meridian Healthcare, Inc.                                       Pennsylvania
Meridian Perring Limited Partnership                              Maryland
Meridian Valley Limited Partnership                               Maryland
Meridian Valley View Limited Partnership                          Maryland
Meridian/Constellation Limited Partnership                        Maryland
MHNR, Inc.                                                        Delaware
Middletown (RI) Associates of Rhode Island, L.P.                  Delaware
Milford ALF L.L.C.                                                Delaware
Millville Meridian Limited Partnership                            Maryland
MNR, Inc.                                                         Delaware
Markglen, Inc.                                                  West Virginia
Montgomery Nursing Homes, Inc.                                  Pennsylvania
Multicare AMC, Inc.                                               Delaware
Multicare Companies, Inc. (The)                                   Delaware
Multicare Payroll Corp.                                          New Jersey
North Cape Convalescent Center Associates, L.P.                 Pennsylvania
Nursing and Retirement Center of the Andovers,                  Massachusetts
     Inc.
Oak Hill Health Care Center                                       Virginia
PHC Operating Corp.                                               Delaware
Philadelphia Avenue Associates                                  Pennsylvania
Philadelphia Avenue Corporation                                 Pennsylvania
Pleasant View Retirement Limited Liability Company                Delaware
Pocahontas Continuous Care Center, Inc.                         West Virginia
Point Pleasant Haven Limited Partnership                        West Virginia
Pompton Associates, L.P.                                         New Jersey
Pompton Care, L.L.C.                                             New Jersey
Prescott Nursing Home, Inc.                                     Massachusetts
Prospect Park LTC Management, Inc.                              Pennsylvania
Providence Funding Corporation                                    Delaware
Providence Health Care, Inc.                                      Delaware
Quakertown Manor Convalescent and Rehabilitation Center, Inc.     Delaware
Raleigh Manor Limited Partnership                               West Virginia
Respiratory Health Services, L.L.C.                               Maryland


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Entity Name                                                      Jurisdiction
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Rest Haven Nursing Home, Inc.                                   West Virginia
RHS Membership Interest Holding Company                         Pennsylvania
Ridgeland Health Resources, Inc.                                  Delaware
River Street Associates                                         Pennsylvania
River Pines Health Resources, Inc.                                Delaware
Rivershores Health Resources, Inc.                                Delaware
Riverview Ridge Limited Liability Company                         Delaware
RLNR, Inc.                                                        Delaware
Roephel Convalescent Center, L.L.C.                              New Jersey
Romney Health Care Center Ltd., Limited                         West Virginia
     Partnership
Rose Healthcare, Inc.                                            New Jersey
Rose View Manor, Inc.                                           Pennsylvania
RSNR, Inc.                                                        Delaware
RVNR, Inc.                                                        Delaware
Sarah Brayton General Partnership                               Massachusetts
Sarah Brayton Partnership Holding Company (The)                 Massachusetts
S.T.B. Investors, LTD.                                            New York
Schuylkill Nursing Homes, Inc.                                  Pennsylvania
Schuylkill Partnership Acquisition Corp.                        Pennsylvania
Seminole Meridian Limited Partnership                             Maryland
Senior Living Ventures, Inc.                                    Pennsylvania
Senior Source, Inc.                                             Massachusetts
Sisterville Haven Limited Partnership                           West Virginia
Snow Valley Health Resources, Inc.                                Delaware
Solomont Family Fall River Venture, Inc.                        Massachusetts
Solomont Family Medford Venture, Inc.                           Massachusetts
Somerset Ridge General Partnership                              Massachusetts
Somerset Ridge LLC                                              Massachusetts
Somerset Ridge Limited Partnership                              Massachusetts
Stafford Convalescent Center, Inc.                                Delaware
State Street Associates, Inc.                                   Pennsylvania
State Street Associates, L.P.                                   Pennsylvania
Straus Group-Hopkins House, L.P. (The)                           New Jersey
Straus Group-Old Bridge, L.P. (The)                              New Jersey
Straus Group-Quakertown Manor, L.P. (The)                        New Jersey
Straus Group-Ridgewood, L.P. (The)                               New Jersey
SVNR, Inc.                                                        Delaware
Teays Valley Haven Limited Partnership                          West Virginia
Therapy Care Systems, L.P.                                      Pennsylvania
TMC Acquisition Corp.                                            New Jersey
Tri State Mobile Medical Services, Inc.                         West Virginia
Valley Medical Services, Inc.                                   Pennsylvania
Valley Transport Ambulance Service, Inc.                        Pennsylvania
Versalink, Inc.                                                   Delaware
Villas Realty & Investments, Inc.                               Pennsylvania
Volusia Meridian Limited Partnership                              Maryland
Wallingford Associates of Connecticut, L.P.                       Delaware
Walnut LTC Management, Inc.                                     Pennsylvania
Warwick Associates of Rhode Island, L.P.                          Delaware
Wayside Nursing Home, Inc.                                        Delaware

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Entity Name                                                      Jurisdiction
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Weisenfluh Ambulance Service, Inc.                              Pennsylvania
West Phila. LTC Management, Inc.                                Pennsylvania
Westford Nursing and Retirement Center, Inc.                    Massachusetts
Westford Nursing and Retirement Center Limited Partnership      Massachusetts
Ye Olde Ambulance Company, Inc.                                 Pennsylvania
York LTC Management, Inc.                                       Pennsylvania
Willow Manor Nursing Home, Inc.                                 Massachusetts
Wyncote Healthcare Corp.                                        Pennsylvania


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